Exhibit 10.20

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Confidential

AMENDMENT NO. 2 TO THE COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 2 to the Collaboration and License Agreement (“Amendment”) is made and entered into, effective as of March 3, 2020 (“Amendment No. 2 Effective Date”), by and between Vir Biotechnology, Inc., a Delaware corporation with offices at with an office at 499 Illinois Street, San Francisco, California 94158 (“Vir”), and Alnylam Pharmaceuticals, Inc., a Delaware corporation located at 300 Third Street, Cambridge, Massachusetts 02142 (“Alnylam”). Each of Vir and Alnylam are referred to in this Amendment as a “Party” and together, the “Parties”.

Background

WHEREAS, the Parties have entered into that certain Collaboration and License Agreement effective as of October 16, 2017 (as amended by Letter Agreement dated November 13, 2018 and by Amendment No. 1 to the Collaboration and License Agreement effective December 17, 2019, the “Collaboration Agreement”) pursuant to which the Parties entered into a collaboration to develop and commercialize certain compounds and products based on Alnylam’s RNAi technology, in connection with Hepatitis B and other infectious diseases;

WHEREAS, pursuant to Section 3.1(b) of the Collaboration Agreement Vir has selected four (4) ID Collaboration Targets;

WHEREAS, the Parties desire to add a single additional specified ID Collaboration Target to the Collaboration, bringing the total number of ID Collaboration Targets to five (5) on the terms and conditions described in this Amendment; and

WHEREAS, Section 14.4 of the Collaboration Agreement provides that the Collaboration Agreement may only be modified by a written instrument duly executed by an authorized representative of each Party.

NOW, THEREFORE, the Parties desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Collaboration Agreement as set forth in this Amendment.

Article 1
DEFINITIONS

1.1Capitalized Terms. Capitalized terms used in this Amendment shall have the meanings set forth in the Collaboration Agreement unless otherwise defined and set forth in this Amendment. Except as expressly modified by this Amendment, the remainder of the Collaboration Agreement shall remain in force in accordance with its terms and without any modification.

Article 2
AMENDMENTS

2.1Addition of New Section 1.1.15A: Article 1 of the Collaboration Agreement is hereby amended by adding a new Section 1.1.15A immediately after Section 1.1.15 as follows:

1.1.15A “Alnylam [***] Delivery Technology” shall mean [***].

2.2Addition of New Section 1.1.15B: Article 1 of the Collaboration Agreement is hereby amended by adding a new Section 1.1.15B immediately after Section 1.1.15A as follows:

1.1.15B “Alnylam [***] Delivery Technology Improvement IP” shall mean (a) any improvement, discovery or Know-How, patentable or otherwise, first conceived or reduced to practice or, with respect to inventions and discoveries other than patentable inventions, otherwise identified, discovered, made or developed, solely or jointly by individuals who are employees, agents or consultants of either Party or their Related Parties, in each case in the conduct of the Collaboration or otherwise under this Agreement, and that specifically relates to Alnylam [***] Delivery Technology, and (b) any Patent Rights that claim such improvements, discoveries or Know-How.

2.3Amendment to Section 1.1.16: Section 1.1.16 of the Collaboration Agreement is hereby amended in its entirety as follows:

1.1.16“Alnylam Collaboration IP” shall mean (a) any improvement, discovery or Know-How, patentable or otherwise, first conceived or reduced to practice or, with respect to inventions and discoveries other than patentable inventions, otherwise identified, discovered, made or developed, solely by individuals who are employees, agents or consultants of Alnylam or its Affiliates and Controlled by Alnylam at any time during the Term, in each case in the conduct of the Collaboration or otherwise under this Agreement, (b) any Patent Rights that claim such improvements, discoveries or Know-How, and (c) any Alnylam [***] Delivery Technology Improvement IP. Alnylam Collaboration IP excludes Alnylam’s interest in Joint Collaboration IP. Patent Rights constituting Alnylam Collaboration IP are either Alnylam Core Technology Patent Rights or Alnylam Product-Specific Patent Rights, as the case may be.

2.4Amendment to Section 1.1.17: Section 1.1.17 of the Collaboration Agreement is hereby amended in its entirety as follows:

1.1.17“Alnylam Core Technology Patent Rights” shall mean Patent Rights Controlled by Alnylam at any time during the Term that are reasonably necessary or useful to Develop, Manufacture or Commercialize Licensed Products, in each case other than Alnylam Product-Specific Patent Rights and Patent Rights comprising Joint Collaboration IP. Alnylam Core Technology Patent Rights (a) includes the Patent Rights (i) set forth on Schedule C-1 and (ii) any Patent Rights that [***] the Alnylam [***] Delivery Technology, including any Patent Rights included in Alnylam [***] Delivery Technology Improvement IP, and (b) may include Patent Rights that constitute other Alnylam Collaboration IP.

2.5Amendment to Section 1.1.24: Section 1.1.24 of the Collaboration Agreement is hereby amended in its entirety as follows:

1.1.24“Alnylam Product-Specific Patent Rights” shall mean, with respect to a Licensed Product, Patent Rights Controlled by Alnylam at any time during the Term that solely claim (a) (i) an siRNA contained in such Licensed Product, which siRNA is Directed to a Collaboration Target, and pharmaceutical compositions thereof; (ii) such Licensed Product or specific components thereof to the extent such components are unique to such Licensed Product; (iii) methods of using the compositions described in clause (i) or (ii) above in the Field, or to be Directed to the Collaboration Target of such Licensed Product, or to inhibit expression of such Collaboration Target, and foreign equivalents of such method claims; (iv) methods and compositions directed to the synthesis or analysis of the compositions described in clause (i) or (ii); or (b) Alnylam Collaboration IP that is applicable solely to such Licensed Product; provided, however, that any such Patent Rights that include claims that are directed to subject matter applicable to [***] to siRNA or siRNA delivery in general will not be considered Alnylam Product-Specific Patent Rights but will be considered Alnylam Core Technology Patent Rights. Alnylam Product-Specific Patent Rights excludes Joint Collaboration IP, includes the Patent Rights set forth on Schedule C-2 and may include Patent Rights that constitute Alnylam Collaboration IP.

2.6Amendment to Section 1.1.25: Section 1.1.25 of the Collaboration Agreement is hereby amended in its entirety as follows:

1.1.25“Alnylam Product-Specific Collaboration IP” shall mean Alnylam Collaboration IP that relates to a Licensed Product or a Collaboration Target and does not (a) have general applicability to RNAi Products, (b) relate to RNAi Products other than a Licensed Product, or (c) relate to targets other than a Collaboration Target; excluding in each case any Alnylam Collaboration IP to the extent such Alnylam Collaboration IP specifically relates to or discloses any Licensed Product or Collaboration Target. Alnylam Product-Specific Collaboration IP excludes [***].

2.7Addition of New Section 1.1.29A: Article 1 of the Collaboration Agreement is hereby amended by adding a new Section 1.1.29A immediately after Section 1.1.29 as follows:

1.1.29A “Biodefense Authority” shall mean the United States Department of Health and Human Services or any other United States or foreign government or international agency responsible for acquiring or stockpiling products for purposes of biodefense, management of public health or other public policy reasons.

2.8Addition of New Section 1.1.37A: Article 1 of the Collaboration Agreement is hereby amended by adding a new Section 1.1.37A immediately after Section 1.1.37 as follows:

1.1.37“CNS” shall mean central nervous system, which includes the brain and spinal cord, dorsal root, trigeminal, pterygopalatine ganglia, submandibular ganglia, otic ganglia, and ciliary ganglia, but excluding peripheral nerves (other than dorsal root, trigeminal, pterygopalatine ganglia, submandibular ganglia, otic ganglia, and ciliary ganglia), the neuromuscular junction and muscle.

2.9Addition of New Section 1.1.54A: Article 1 of the Collaboration Agreement is hereby amended by adding a new Section 1.1.54A immediately after Section 1.1.54 as follows:

1.1.54 “COV Target” shall mean the viral genome of any coronavirus, or any isolate or isoform thereof, that causes severe acute respiratory syndrome in humans, including SARS-CoV-2, SARS-CoV and MERS-CoV.

2.10Addition of New Section 1.1.74A: Article 1 of the Collaboration Agreement is hereby amended by adding a new Section 1.1.74A immediately after Section 1.1.74 as follows:

1.1.74“Eye” shall mean all parts of the eye, which for the avoidance of doubt, includes the cornea, iris, fovea, lens, macula, optic nerve, retina, pupil, sclera, and vitreous, and all periocular, periorbital and other accessary structures that support eye homeostasis, including conjunctiva, tissues of upper and lower eyelids, and fornices, meibomian glands, lacrimal glands and extraocular muscles.

2.11Amendment to Section 1.1.92: Section 1.1.92 of the Collaboration Agreement is hereby amended in its entirety as follows:

1.1.92“ID Collaboration Target” shall mean an ID Target that is designated for an ID Program pursuant to Section 3.1(b) or 3.1(c).

2.12Amendment to Section 1.1.101: Section 1.1.101 of the Collaboration Agreement is hereby amended in its entirety as follows:

1.1.101 “Joint Collaboration IP” shall mean collectively, (a) any improvement, discovery or Know-How, patentable or otherwise, first conceived or reduced to practice or, with respect to inventions and discoveries other than patentable inventions, otherwise identified, discovered, made or developed, jointly by individuals who are employee(s), agent(s) or consultant(s) of Alnylam or its Affiliates, on the one hand, and individuals who are employee(s), agent(s) or consultant(s) of Vir or its Affiliates, on the other hand, in the conduct of the Collaboration or otherwise under this Agreement, and (b) any Patent Rights that claim such improvements, discoveries or Know-How during the Term. Joint Collaboration IP excludes [***].

2.13Amendment to Section 1.1.181: Section 1.1.181 of the Collaboration Agreement is hereby amended in its entirety as follows:

1.1.181“Vir Collaboration IP” shall mean (a) any improvement, discovery or Know-How, patentable or otherwise, first conceived or reduced to practice or, with respect to inventions and discoveries other than patentable inventions, otherwise identified, discovered, made or developed, solely by individuals who are employees, agents or consultants of Vir or its Affiliates and Controlled by Vir at any time during the Term, in each case in the conduct of the Collaboration or otherwise under this Agreement, and (b) any Patent Rights which claim such improvements, discoveries or Know-How. Vir Collaboration IP excludes [***] and Vir’s interest in Joint Collaboration IP.

2.14Amendment of Section 3.1: Section 3.1 of the Collaboration Agreement is hereby amended to add the following Section 3.1(c):

(c) Additional ID Collaboration Target.

(i)COV Target. Notwithstanding the provisions of Section 3.1(b) above, the Parties agree to collaborate in a Program to Develop RNAi Products Directed to the COV Target, which Program may include the use of Alnylam [***] Delivery Technology. The COV Target shall be an ID Collaboration Target and shall be in addition to, and not in lieu of, the four (4) ID Collaboration Targets described in Section 3.1(b). Notwithstanding any provision of Section 3.3(b) to the contrary, [***].

(ii)ID Development Plan. The initial ID Development Plan for the COV Target developed by the JSC pursuant to Section 3.2(a) shall include the following responsibilities of the Parties and unless otherwise agreed by the Parties, Alnylam’s DC Workplan for the COV Target shall be limited to the following responsibilities of Alnylam:

COV Target ID Development Plan Activities Prior to Development Candidate Selection	Responsible Party(ies)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2.15Amendment of Section 3.4(b). Section 3.4(b) of the Collaboration Agreement is hereby amended in its entirety as follows:

(b) ID Programs. Subject to the exercise by Alnylam of its Profit-Sharing Option pursuant to Section 4.2, with respect to an ID Licensed Product, Vir shall bear 100% of the Program Costs incurred by the Parties during the Collaboration Term for each ID Program in conducting each ID Program pursuant to the Development Plan for such ID Program, including ID Licensed Product supplied by Alnylam pursuant to Section 5.1(a)(ii); provided, however, that Alnylam shall bear the Program Costs incurred by Alnylam [***] under the DC Workplan for the COV Target ID Program. In addition, (i) [***], and (ii) the Parties shall each bear fifty percent (50%) of all Program Costs in connection with the Manufacture of non-GMP Drug Product required for nonclinical use prior to filing of an IND for the first Licensed Product in the COV Target ID Program.

2.16Amendment of Section 3.4(d)(ii). Section 3.4(d)(ii) of the Collaboration Agreement is hereby amended in its entirety as follows:

(ii)ID Program Costs and HBV Program Costs After the HBV Program Joint Funding Period. Within [***] following the end of each Calendar Quarter (x) during the Collaboration Term for an ID Program and (y) after the HBV Program Joint Funding Period for the HBV Program, in either case in which Calendar Quarter Alnylam incurs any Program Costs in connection with such Program that are subject to reimbursement under this Agreement [***], Alnylam shall prepare and deliver to Vir an invoice detailing its Program Costs incurred during such period, including supporting documentation for such Program Costs, and Vir shall pay all undisputed amounts within [***] after its receipt of the invoice. Without limiting the generality of the foregoing, Alnylam shall prepare and deliver to Vir an invoice detailing all outstanding Program Costs incurred by Alnylam in connection with an ID Program since the last invoice for such ID Program delivered to Vir pursuant to the foregoing sentence not later than [***] after the date on which the JSC selects one or more Development Candidates for such ID Program pursuant to Section 3.3. Vir shall have the right to audit the records of Alnylam with respect to any Program Costs included in such invoices, in accordance with Section 7.9.

2.17Amendment of Section 3.5(c). Section 3.5(c) of the Collaboration Agreement is hereby amended in its entirety as follows:

(c) ID Programs.  After exercise of its Program Option with respect to an ID Program, Vir shall use Commercially Reasonable Efforts to Develop, obtain Regulatory Approval and following Regulatory Approval Commercialize [***] ID Licensed Product Directed to the ID Collaboration Target in such ID Program in the Field in [***] Major Markets, provided that solely with respect to the COV Target ID Program, [***], Vir may [***]; provided, however, that [***] with respect to the COV Target ID Program.

2.18Amendment of Section 4.1(a).  Section 4.1(a) of the Collaboration Agreement is hereby amended in its entirety, as follows:

(a)With respect to each ID Program, Alnylam hereby grants Vir an exclusive option (“Program Option”) to obtain a Program License for such ID Program. Vir may exercise its Program Option with respect to an ID Program by written notice to Alnylam (“Program Option Notice”) at any time prior to the date that is [***] after the earlier of (i) [***] and (ii) the date that is [***] after [***] (“Program Option Period”). Upon Vir’s giving a Program Option Notice to Alnylam, Vir shall pay Alnylam (x) the Program Option Exercise Fee, which is payable within [***] after Vir’s exercise of such Program Option for such ID Program, and (y) any outstanding undisputed Program Costs due to Alnylam for such ID Program, within [***] after receipt by Vir of any invoice therefor. Upon payment in full of the Program Option Exercise Fee and any outstanding undisputed Program Costs as set forth above, (i) Alnylam shall and hereby does grant to Vir the Program License with respect to such ID Program as set forth in Section 6.1(b)(ii), and (ii) subject to the exercise by Alnylam of its Profit-Sharing Option pursuant to Section 4.2 with respect to an ID Licensed Product and Alnylam’s responsibilities for ID Licensed Product Manufacturing [***] pursuant to Section 5.1(a), [***], for the further Development, Manufacture and Commercialization of the ID Licensed Products in such ID Program. Notwithstanding anything herein to the contrary, no Program Option Exercise

Fee shall be payable with respect to the COV Target ID Program, and the licenses granted to Vir in Sections 6.1(b)(i) and (ii) shall become effective for the COV Target ID Program automatically upon Vir’s delivery to Alnylam of a Program Option Notice for such COV Target ID Program and payment of all undisputed Program Costs reimbursable to Alnylam for such COV Target ID Program.

2.19Amendment of Section 6.1(d).  Section 6.1(d) of the Collaboration Agreement is hereby amended in its entirety, as follows:

(d)Retained Rights.  Notwithstanding the license grants in Sections 6.1(a) and 6.1(b), Alnylam retains the rights under Alnylam Intellectual Property (a) to Develop and Manufacture Licensed Products in the Field in the Territory solely for the purpose and only to the extent necessary for the performance of its obligations under this Agreements, and (b) subject to Alnylam’s obligations under Section 10.5(a), for [***]. Notwithstanding anything herein to the contrary, with respect to the COV Target, neither Vir nor its Affiliates, directly or indirectly (alone or with an affiliate or Third Party), shall have any right or license under this Agreement to any Licensed Product for the COV Target to [***].

2.20Amendment of Section 7.3(a)(ii).  Section 7.3(a)(ii) of the Collaboration Agreement is hereby amended in its entirety, as follows:

(ii)ID Licensed Products other than ID Licensed Products Directed to the COV Target, with respect to which Vir has exercised its Program Option:

[***]

2.21Amendment of Section 7.3(a).  Section 7.3(a) of the Collaboration Agreement is hereby amended to add the following Section 7.3(a)(iii) to the end of such Section:

(iii)ID Licensed Products Directed to the COV Target with respect to which Vir has exercised its Program Option:

[***]

2.22Amendment of Section 7.5(b).  Section 7.5(b) of the Collaboration Agreement is hereby amended by inserting the following at the end of such Section:

; provided, however, that solely with respect to an ID Licensed Product Directed to the COV Target, if (i) Vir or its Related Parties sell such ID Licensed Product to a Biodefense Authority in a country, (ii) such sale is for the purposes of biodefense, management of public health or other public policy reasons, and (iii) the aggregate amount of such Net Sales of such ID Licensed Product to such Biodefense Authority during such Calendar Year is [***] of such ID Licensed Product on which such Net Sales are based, then (1) Vir shall pay Alnylam a [***] on such Net Sales [***] by Alnylam or its Affiliates to Third Parties under any applicable Alnylam In-License with respect to such ID Licensed Product sales, (2) such royalty shall [***], and (3) such Net Sales shall not be [***] Net Sales of such ID Licensed Product.

2.23Amendment of Section 8.2. Section 8.2 of the Collaboration Agreement is hereby amended in its entirety, as follows:

8.2Ownership

. Alnylam shall own the entire right, title and interest in and to all (a) inventions and discoveries (and Patent Rights claiming patentable inventions therein) first conceived or reduced to practice or, with respect to inventions and discoveries other than patentable inventions, otherwise identified, developed, made or discovered, solely by employees or consultants of Alnylam or acquired solely by Alnylam in the course of conducting the Collaboration and (b) [***]. Vir shall own the entire right, title and interest in and to all inventions and discoveries (and Patent Rights claiming patentable inventions therein) first conceived or reduced to practice or, with respect to inventions and discoveries other than patentable inventions, otherwise identified, developed, made or discovered, solely by employees or consultants of Vir or acquired solely by Vir in the course of conducting the Collaboration, other than [***] (which is owned by Alnylam). The Parties shall jointly own any inventions and discoveries (and Patent Rights claiming patentable inventions therein) first conceived or reduced to practice or, with respect to inventions and discoveries other than patentable inventions, otherwise identified, developed, made or discovered, jointly in the course of conducting the Collaboration, other than [***].

2.24Amendment of Section 8.3(b). Section 8.3(b) of the Collaboration Agreement is hereby amended to add the following Section 8.3(b)(iv) to the end of such Section:

(iv)Notwithstanding anything in this Section 8.3(b) to the contrary, [***] shall have the sole right, but not the obligation, to file, conduct prosecution, and maintain (including the defense of any interference, opposition or any other pre-or post-grant proceedings or challenges) all Patent Rights that specifically claim Alnylam [***] Delivery Technology, including any Patent Rights included in Alnylam [***] Delivery Technology Improvement IP.  For the avoidance of doubt, [***] with respect to such Patent Rights.

2.25Amendment of Section 8.7(b). Section 8.7(b) of the Collaboration Agreement is hereby amended to add the following Section 8.7(b)(iv) to the end of such Section:

(iv)Notwithstanding anything in this Section 8.7(b) to the contrary, [***] shall have the sole right, but not the obligation, to initiate an infringement or other appropriate suit anywhere in the world against any Third Party as to any infringement, or suspected infringement of, any Patent Rights that include claims that are directed to subject matter applicable to Alnylam [***] Delivery Technology, including any Patent Rights included in Alnylam [***] Delivery Technology Improvement IP, or of any use or suspected use without proper authorization of any Know-How relating to Alnylam C16 Delivery Technology. Subject to the terms and conditions of the applicable Existing Alnylam Third Party Agreements, [***].

2.26Amendment of Section 10.5. Section 10.5 of the Collaboration Agreement is hereby amended to add the following Section 10.5(d) to the end of such Section:

(d)[***]

2.27Amendment of Schedule A (Existing Alnylam Third Party Agreements). Schedule A (Existing Alnylam Third Party Agreements) of the Collaboration Agreement is hereby amended by adding the following agreement to Part 1. [***]:

[***]

2.28Amendment of Schedule D (ID Targets, Reserved Targets and ID Collaboration Targets). Schedule D (ID Targets, Reserved Targets and ID Collaboration Targets) of the Collaboration Agreement is hereby amended by adding the [***].

Article 3
MISCELLANEOUS

3.1No Waiver. Nothing in this Amendment is intended to operate as a waiver of any claims either Party may have against the other Party arising prior to the date of this Amendment, including any claims arising prior to the date of this Amendment with respect to the performance of the Parties under the Collaboration Agreement. Any delay in enforcing a party’s rights under this Amendment or the Collaboration Agreement, or any waiver as to a particular default or other matter, will not constitute a waiver of such party’s rights to the future enforcement of its rights under this Amendment or the Collaboration Agreement, except with respect to an express written waiver relating to a particular matter for a particular period of time signed by an authorized representative of the waiving Party, as applicable.

3.2Miscellaneous. This Amendment shall be governed by and interpreted in accordance with the law of the State of New York, U.S.A., without reference to any principles of conflicts of laws to the contrary. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Amendment. Except as specifically amended by this Amendment, the terms and conditions of the Collaboration Agreement shall remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures transmitted by PDF shall be treated as original signatures. Except to the extent expressly provided herein, the Collaboration Agreement, as amended by this Amendment, together with the Commitment Letter between the Parties entered into on the Commitment Letter Date and the Stock Purchase Agreement, including all appendices, exhibits and schedules to each of the foregoing, constitute the entire agreement between the Parties relating to the subject matter of the Collaboration Agreement and supersedes all previous oral and written communications, including all previous agreements, between the Parties.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, on the Amendment No. 2 Effective Date Vir and Alnylam have caused this Amendment to be duly executed by their authorized representatives.

Vir Biotechnology, Inc.

By: /s/ George Scangos

Name: George Scangos

Title:  President, CEO and Director

Alnylam Pharmaceuticals, Inc.

By:/s/ Jeff Poulton

Name:    Jeff Poulton

Title:    CFO